PROSPECTUS SUPPLEMENT

October 31, 1997*

American Express Investors Certificate (for selected investors)
  (April 1997) S-6040 A(4/97)

The information in the section "Tax treatment of your investment" the paragraph on "Estate Tax" is revised to add:

In the opinion of Messrs. Jones, Day, Reavis & Pogue, special tax counsel to the Company, and subject to the qualifications set forth in such opinion:

         (a) Interest paid on a Certificate to a nonresident alien (NRA) will constitute "portfolio interest", within the meaning of Section 871(h) of the Internal Revenue Code of 1986 (the "Code"), and will be exempt from the U.S. Federal withholding tax otherwise imposed by Section 1441 of the Code.

         (b) An NRA who dies while a holder of a Certificate will not be subject to the U.S. Federal estate tax with respect to the value of that Certificate.

         (c) An NRA who is the grantor of a trust that holds a Certificate will be treated as the holder of such Certificate for U.S. federal tax purposes if such NRA has the exclusive power at all relevant times to revoke such trust and to thereupon revest absolutely in himself title to all property held by such trust.

















*Valid until next prospectus update
Destroy April 29, 1998